Exhibit 99.1

[LOGO OF NEWS VESTA INSURANCE GROUP, INC.]

FOR IMMEDIATE RELEASE              Contact:  Charles R. Lambert
---------------------                        Vice President - Investor Relations
                                                              (205) 970-7030
                                                              CLambert@vesta.com

                VESTA INSURANCE TO APPOINT NEW AUDITORS FOR 2005

           PricewaterhouseCoopers to Complete Audit of 2004 Financials

         BIRMINGHAM, Ala., - November 2, 2005 - Vesta Insurance Group, Inc. (NYSE: VTA) announced today on Form 8-K that its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC") has declined to stand for re-election after it completes the audit for the year ended December 31, 2004. Vesta has already begun the process to find an independent accounting firm to replace PwC.

         For the period from January 1, 2002 through October 27, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC's satisfaction, would have caused PwC to make reference in its report on the company's consolidated financial statements for such years. Other than the material weaknesses disclosed in the Form 8-K, there were no reportable events.

         As previously disclosed, Vesta has identified material weaknesses in the effectiveness of internal controls over financial reporting pursuant to
Section 404 of the Sarbanes-Oxley Act of 2002. The material weaknesses and the remediation of those material weaknesses are discussed in the Form 8-K filed today.

         The Company previously disclosed on a Form 8-K in November 2004 that its previously issued financial statements may not be reliable and PwC has advised the Company that its reports on Vesta's consolidated financial statements for the fiscal years ended December 31, 2003 and 2002 and for all prior periods have been withdrawn.

         A copy of the Form 8-K is available on the Securities and Exchange Commissions' website, www.sec.gov and Vesta's website, www.vesta.com.

ABOUT VESTA INSURANCE GROUP, INC.

         Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance companies that primarily offer property insurance in targeted states.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This press release may be deemed to be solicitation material in respect of the election of directors at the 2005 annual meeting. In connection with that meeting, the Company intends to file with the Securities and Exchange Commission
(SEC) a proxy statement regarding the election of directors at the annual meeting. Investors are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information. The definitive proxy statement will be sent to the stockholders of the Company seeking their approval of the election of directors. In addition, you may obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. Also, you may obtain documents filed with the SEC by the Company free of charge by requesting them in writing from Vesta Insurance Group, Attention: Investor Relations, 3760 River Run Drive, Birmingham, Alabama 35243 or by telephone at 205-970-7000.

PARTICIPANTS IN SOLICITATION

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the annual meeting. Information about the Company's directors and executive officers and their ownership of the Company's common stock was included in the Company's proxy statement for its 2004 annual meeting, which was filed with the SEC on April 29, 2004 and Form 4 Beneficial Ownership reports filed subsequently on behalf of such persons. Additional information about the interests of the Company's participants in the solicitation of proxies in respect of the proposed transaction will be included in the proxy statement when it becomes available.

                                      # # #